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						  		  EXHIBIT 31.01

CERTIFICATIONS

I, Jeffrey A. Rothman, President of Demeter Management Corporation ("Demeter"), the general partner of the registrant, certify that:

1.	I have reviewed this annual report on Form 10-K of the registrant;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

   a)	Designed such disclosure controls and procedures, or caused
such disclosure controls and procedures to be designed         under
our supervision, to ensure that material information     relating to
the registrant, including its consolidated         subsidiaries, is
made known to us by others within those       entities, particularly
during the period in which this         report is being prepared;

   b)Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered   by
this report based on such evaluation; and

   c)Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and




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5.	The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of Demeter's board of directors (or persons performing the equivalent functions):

	a)	 All significant deficiencies and material weaknesses in the design or operation of internal controls over financial
reporting which are reasonably likely to adversely affect         the
registrant's ability to record, process, summarize and        report
financial information; and

	b)	 Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:   March 15, 2004     /s/	Jeffrey A. Rothman
	Jeffrey A. Rothman
	President,
	Demeter Management Corporation,
	general partner of the registrant